CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                                                  EXHIBIT 10.19

                                 DATA TRANSFER,

                        CLINICAL TRIAL AND MARKET SUPPLY

                                    AGREEMENT



THIS DATA TRANSFER, CLINICAL TRIAL AND MARKET SUPPLY AGREEMENT (the "Agreement"), is made effective as of the 27th day of January, 2000 (the "Effective Date") by and between InterMune Pharmaceuticals, Inc. ("InterMune"), a California corporation, having an address at 3400 West Bayshore Road, Palo Alto, California 94303-4227, USA, and Boehringer Ingelheim Austria GmbH ("BI Austria"), an Austrian corporation, having its registered office at Dr. Boehringer-Gasse 5 - 11, A-1121 Vienna, Republic of Austria. InterMune and BI Austria may be referred to herein each individually as a "Party" and jointly as the "Parties."

WHEREAS, pursuant to the terms of a Confidential Non-Disclosure Agreement dated June 5, 1998, between InterMune and Bender+Co Ges mbH (now BI Austria) the Parties have discussed and evaluated the feasibility of providing manufacturing services regarding a recombinant gamma-interferon product for InterMune and Bender (now BI Austria) has submitted a price quotation for these services; and

WHEREAS, InterMune holds an exclusive sublicense from Connetics Corporation under Connetics' license from Genentech Inc., a company organized under the laws of Delaware, ("Genentech") to manufacture, use and sell recombinant human gamma-interferon ("INTERFERON GAMMA 1b", as further described herein) products in the USA and certain other territories. INTERFERON GAMMA 1b is approved by the FDA for the indication Chronic Granulomatous Disease, and is sold in the USA under the trade-mark ACTIMMUNE-Registered Trademark- (the "GENENTECH PRODUCT", as further described herein), and InterMune intends to seek approval for additional indications; and

WHEREAS, Boehringer Ingelheim International GmbH (BII), an affiliate of BI Austria and BI Pharma KG, holds an exclusive license from Genentech to manufacture, use and sell INTERFERON GAMMA 1b in the BI Territory (as further described herein), and is the registration-holder for an INTERFERON GAMMA 1b product in certain countries of the BI Territory for the indication Chronic Granulomatous


         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     1 of 66

Disease. The trade-mark for INTERFERON GAMMA 1b product in Europe is IMUKIN-Registered Trademark- (the "BI PRODUCT", as further described herein); and

WHEREAS, BI Austria and its affiliate BI Pharma KG (as defined hereinafter) own facilities specialized for cGMP manufacture of biopharmaceuticals and employ personnel who have experience in the production, quality control as well as in the registration of biopharmaceuticals; and

WHEREAS, InterMune wishes BI Austria, and BI Austria agrees, to (a) compare the technical and analytical documentation of GENENTECH PRODUCT and BI PRODUCT, (b) carry out conformance / qualification runs for the cGMP manufacture of a finished INTERFERON GAMMA 1b product; (c) conduct an analytical comparison of the GENENTECH PRODUCT and the BI PRODUCT in order to show comparability between the GENENTECH PRODUCT and the BI PRODUCT; and (d) prepare for an FDA inspection in order for BI Austria to be registered with the FDA as a cGMP-compliant manufacturer for an INTERFERON GAMMA 1b product to be sold under the ACTIMMUNE trademark for the US market and other territories controlled by InterMune; and

WHEREAS, InterMune wishes BI Austria, and BI Austria agrees, to manufacture and supply InterMune with finished INTERFERON GAMMA 1b product for its conduct of clinical trials and supply of market needs for a period of six (6) years in accordance with the terms and conditions of this Agreement; and

WHEREAS, InterMune wishes BI Austria, and BI Austria agrees, to increase its manufacturing capability for bulk and finished INTERFERON GAMMA 1b product in accordance with a mutually agreed-upon plan and timeline as further described herein.

NOW, THEREFORE, the Parties hereto agree as follows:

1.       DEFINITIONS

The following capitalized definitions will apply throughout this Agreement:

1.1. AFFILIATE means (i) any corporation or business entity fifty percent (50%) or more of the voting stock of which is and continues to be owned directly or indirectly by any party hereto; (ii) any corporation or business entity which directly or indirectly owns fifty percent (50%) or more of the voting stock of any party hereto; or (iii) any corporation or business entity under the direct or indirect control of such corporation or business entity as described in (i) or (ii).


         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     2 of 66

1.2. APPROVAL means a regulatory approval required from a HEALTH AUTHORITY in order to manufacture BBS or PRODUCT for use in clinical trials or market supply as applicable, in the applicable jurisdiction.

1.3.      ATS means the Austrian Shilling.

1.4. BI AUSTRIA'S IMPROVEMENTS shall mean all INFORMATION comprising any inventions, modifications and/or improvements to the INTERMUNE TECHNOLOGY or to the GENENTECH TECHNOLOGY, that BI Austria or BI Pharma KG conceive of or reduce to practice pursuant to this Agreement, either individually or in conjunction with one or more third parties or BI Affiliates, including all patent and patent applications covering any of the foregoing.

1.5. BI AUSTRIA'S TECHNOLOGY means all INFORMATION in the field of manufacturing and testing of biopharmaceuticals, including without limitation the MANUFACTURING PROCESS but only to the extent that it relates solely to BI PRODUCT, and including all patents and patent applications covering any of the foregoing, that are owned or CONTROLLED by BI Austria or BI Pharma KG during the term of this Agreement and that are related to or useful in BI Austria's carrying out its obligations under this Agreement, but specifically excluding INTERMUNE'S TECHNOLOGY and BI AUSTRIA'S IMPROVEMENTS.

1.6.      BI TERRITORY means the territory described in EXHIBIT 1 hereto.

1.7. BII means Boehringer Ingelheim International GmbH, an AFFILIATE of BI Austria GmbH and BI Pharma KG.

1.8. BI PHARMA KG means BI Austria's AFFILIATE BI Pharma KG, FRG-88397 Biberach an der Riss, Birkendorfer Strasse 65, Germany, owning an FDA inspected and cGMP-certified facility.

1.9. BI PRODUCT means the liquid formulation of INTERFERON GAMMA 1b approved in various countries of the BI Territory for the treatment of Chronic Granulomatous Disease, and manufactured by BI Austria and BI Pharma KG for sale. In Europe the BI PRODUCT is sold under the trademark IMUKIN-Registered Trademark-.


         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                     3 of 66

1.10. BLA means a Biologics License Application, as defined by the regulations promulgated under the FD&C ACT, and any equivalent application with respective HEALTH AUTHORITIES.

1.11. BULK BIOLOGICAL SUBSTANCE (BBS) means a bulk form of the PRODUCT. This bulk form is the [ * ].

1.12.     BULK SPECIFICATIONS mean the specifications for BBS listed in EXHIBIT
          2.

1.13. cGMP means the current Good Manufacturing Practices of all applicable HEALTH AUTHORITIES, including without limitation the FDA, and including without limitation all applicable rules, regulations, guides and guidance, such as 21C.F.R. parts 210 and 211 and parts 600 and 610.

1.14. CMC means the Chemistry, Manufacturing, and Controls content of a submission to a HEALTH AUTHORITY.

1.15. COA means a Certificate of Analysis, a document listing testing parameters, specifications and test results (in a format and detail as listed in EXHIBIT 3).

1.16. COC means a Certificate of Compliance confirming compliance with cGMP regulations and signed by BI Austria's authorized Qualified Person, the Head of Production and the Head of Quality Assurance (in a format and such detail as listed in EXHIBIT 4).

1.17. CONFIDENTIAL INFORMATION means any proprietary INFORMATION (a) disclosed by one Party to the other (including without limitation, such INFORMATION as was disclosed under the Confidential Non-Disclosure Agreement dated June 5, 1998, between InterMune and Bender+Co Ges mbH (now BI Austria), or (b) developed by either Party pursuant to this Agreement, except for INFORMATION which (i) is already in the public domain at the time of its disclosure to the receiving Party; (ii) becomes part of the public domain through no wrongful action or omission of the receiving Party after disclosure to the receiving Party; (iii) is already known to the receiving Party at the time of disclosure as evidenced by the receiving Party's written records; or (iv) is independently developed by the receiving Party without the use or application of the disclosing Party's proprietary information.



         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                     4 of 66

1.18. CONTROLLED means, with respect to any material, INFORMATION or intellectual property right, possession of the ability by a Party to grant access, a license, or a sublicense to such material, INFORMATION or intellectual property right as provided for herein without violating an agreement with a Third Party as of the time such Party would be first required hereunder to grant the other Party such access, license or sublicense.

1.19. FDA means the United States Food and Drug Administration and any successor agency thereto.

1.20. FD&C ACT means the United States Food, Drug & Cosmetic Act as amended from time to time and any supplements thereunder, and any equivalent regulation of any HEALTH AUTHORITIES.

1.21. FILLING SITE CHANGE means the transfer of the filling and finishing part of the MANUFACTURING PROCESS from BI Austria to BI Pharma KG.

1.22. FINAL RELEASE means the release of PRODUCT by InterMune or its licensees for clinical trial use or market supply, as applicable.

1.23. GENENTECH PRODUCT means the formulation of INTERFERON GAMMA 1b manufactured in the US by Genentech for sale under the trademark ACTIMMUNE and approved by the FDA for the treatment of Chronic Granulomatous Disease.

1.24. GENENTECH TECHNOLOGY means all INFORMATION relating to the manufacture, use or sale of INTERFERON GAMMA 1b that is licensed to either Party pursuant to an agreement with Genentech, including without limitation the MANUFACTURING PROCESS, and all patents and patent applications covering such INFORMATION.

1.25. HEALTH AUTHORITIES mean all regulatory authorities having jurisdiction over the manufacture, use and/or sale of the PRODUCT in the TERRITORY, including but not limited to the FDA.

1.26. INFORMATION means (a) techniques, data, inventions, practices, methods, knowledge, know-how, skill, experience, test data (including pharmacological, toxicological and clinical test data), analytical and quality control data, regulatory submissions, correspondence and communications, marketing, pricing, distribution, cost, sales, manufacturing, patent and legal


         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     5 of 66
          data or descriptions, compositions of matter, assays and biological materials, and (b) all intellectual property rights in and to any of the foregoing.

1.27. INTERFERON-GAMMA 1B means the recombinant human Interferon-Gamma 1b derived from a [ * ], and that is the active ingredient in ACTIMMUNE-Registered Trademark-. The relevant amino acid sequence is set forth in EXHIBIT 5.

1.28. INTERMUNE'S TECHNOLOGY means all INFORMATION that is CONTROLLED by INTERMUNE during the term of this Agreement that is related to or useful in BI Austria's manufacture of PRODUCT hereunder, and all patents and patent applications covering any of the foregoing; provided that "INTERMUNE'S TECHNOLOGY" shall not include any INFORMATION (i) owned or CONTROLLED by BI Austria prior to the Effective Date, (ii) conceived of, or reduced to practice or acquired by BI Austria outside of this Agreement during the term of this Agreement, or (iii) the GENENTECH TECHNOLOGY.

1.29. MCB means the original Master Cell Bank derived from the [ * ] and established by Genentech.

1.30. MANUFACTURING PROCESS means the process for fermentation, purification, filling, labeling and packaging of BBS and PRODUCT, as described in EXHIBIT 6.

1.31. MATERIAL SUPPLY BREACH means a failure of BI Austria: (a) to supply to InterMune at least ninety percent (90%) of InterMune's binding forecasted requirements of PRODUCT (or actual orders, if less) that are due for delivery by the designated delivery date during the then-current calendar quarter; or (b) to repeatedly (maximum two (2) times) materially violate against cGMP, as described in Sections 5.6 and 5.7.

1.32. PRODUCT shall mean a finished product consisting of formulated INTERFERON GAMMA 1b filled into the designated containers for clinical supply and for market supply, as described in EXHIBIT 7, or shall mean a finished product of formulation buffer filled into the designated containers for clinical supply (placebo).

1.33. PROJECT MANAGER means the responsible person designated by each Party to be responsible for the communication of all information concerning this Agreement. As of the Effective Date, the person designated as InterMune's PROJECT MANAGER and the person designated as BI Austria's PROJECT MANAGER are listed in EXHIBIT 8. Either Party may


         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     6 of 66
          change its own designated PROJECT MANAGER by providing written notice thereof to the other Party.

1.34. PRODUCT SPECIFICATIONS mean the specifications for the PRODUCT as set forth in EXHIBIT 9, or as otherwise agreed by the Parties in writing.

1.35.     PROJECT TEAM means the team as listed in EXHIBIT 8 and described in
          Section 6.1.

1.36. QUALITY ASSURANCE REQUIREMENTS mean InterMune's quality assurance requirements as set forth in EXHIBIT 10, as may be amended from time to time by written agreement of the Parties.

1.37. RELEASE means the release of the PRODUCT by BI Austria to InterMune or its designee.

1.38. SERVICES mean the services to be performed by BI Austria and BI Pharma KG in connection with establishing comparability between the GENENTECH PRODUCT and the BI PRODUCT for cGMP purposes, and preparing BI Austria to be approved by the FDA as a cGMP manufacturer of the PRODUCT, as further described in EXHIBIT 11. EXHIBIT 11 also includes the costs for the SERVICES. The timeline within which BI Austria and BI Pharma KG intend to perform the SERVICES is described in EXHIBIT 12.

1.39. STEERING COMMITTEE means the committee as listed in EXHIBIT 13 and as further described in Section 6.2.

1.40. TERRITORY means the US, Japan and all additional territories, including but not limited to Canada, as to which InterMune has or may acquire the right to manufacture, use or sell INTERFERON GAMMA 1b products during the term of this Agreement.

1.41.     US means the United States of America.




         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     7 of 66

2.       DATA TRANSFER AND PRODUCT COMPARISON

2.1.     INTERMUNE'S TASKS AND RESPONSIBILITIES

         2.1.1.   DOCUMENTATION

                  InterMune shall provide BI Austria with the relevant documentation that is reasonably available to InterMune concerning the GENENTECH PRODUCT and its manufacture by Genentech, including amendments and currently used batch records and testing procedures and all material correspondence with the HEALTH AUTHORITIES in the US as listed in EXHIBIT 14. The Parties acknowledge that BI Austria is already in receipt of most of the relevant documentation.

         2.1.2.   MATERIAL

                  InterMune shall provide BI Austria with original [ * ] vials from Genentech and samples of BBS manufactured by Genentech, as well as of the final labeled product ACTIMMUNE-Registered Trademark-, in such reasonable amounts and at such times as agreed by the Project Team. InterMune shall also supply BI Austria, as reasonably requested and in reasonable amounts, with reference material, antibodies and reagents for analytical testing, and all other material reasonably available to InterMune and reasonably requested by BI Austria that may be suitable as a basis for comparison between the GENENTECH PRODUCT and the BI PRODUCT.

         2.1.3.   DATA

                  InterMune shall also provide to BI Austria, as reasonably requested, all technical data and equipment specifications reasonably available to InterMune that are used in the manufacture of the GENENTECH PRODUCT in the US.

         2.1.4.   SUPPORT

                  InterMune shall timely send all documentation, and otherwise timely provide all information and other assistance, reasonably requested by BI Austria for use under this Agreement. InterMune shall provide such reasonable technical support at its own




         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     8 of 66
                  expense, which support shall include access to InterMune's expert personnel upon reasonable notice and at such reasonable times as the Parties may agree.

         2.1.5.   CONTACT WITH HEALTH AUTHORITIES

                  2.1.5.1. InterMune, as the license holder for the GENENTECH PRODUCT in the US, shall have the overall responsibility regarding all contacts with the HEALTH AUTHORITIES and shall be solely responsible for filing all regulatory documents required by any HEALTH AUTHORITIES, such as any amendments to the BLA for the GENENTECH PRODUCT. BI Austria shall support InterMune in all matters regarding the manufacturing and quality control of PRODUCT as reasonably requested by InterMune, but InterMune shall be the leading Party, responsible for co-ordination of all regulatory matters.

                  2.1.5.2. InterMune will notify BI Austria in due time, but in no event later than five (5) business days in advance of any meeting with any HEALTH AUTHORITIES with regard to manufacture, supply and quality control of the PRODUCT manufactured by BI Austria or BI Pharma KG under this Agreement. BI Austria shall have the right to participate in such meetings with such HEALTH AUTHORITIES during the portion of such meetings relating to BI Austria's or BI Pharma KG's manufacture, supply and quality control of the PRODUCT.

                  2.1.5.3. BI Austria will be responsible for drawing up the annual report required by the HEALTH AUTHORITIES reasonably in advance of the due date, and will be responsible of matters regarding the manufacture of PRODUCT. InterMune shall submit such report to the HEALTH AUTHORITIES and shall provide BI Austria with a copy of the finally submitted report.

         2.1.6.   SHIPMENT OF MATERIAL BY INTERMUNE

                  All material, e.g. samples, sent by InterMune to BI Austria shall be made by shipment from InterMune's or Genentech's facility to BI Austria's facility in Vienna. Shipping costs including insurance will be borne by InterMune, and risk of loss in transit shall lie with InterMune.



         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     9 of 66

2.2.     BI AUSTRIA'S TASKS AND RESPONSIBILITIES

         2.2.1.   COMPARISON OF DOCUMENTATION AND MATERIALS

                  2.2.1.1. BI Austria shall evaluate and compare all documentation and other materials relating to the manufacture and testing of the GENENTECH PRODUCT with all relevant documentation and other materials relating to the manufacture and testing of the BI PRODUCT that is necessary to demonstrate comparability between such Genentech documentation, as listed in EXHIBIT 14, and such BI Austria documentation.

                  2.2.1.2. BI Austria shall also carry out an analytical comparison of BBS and GENENTECH PRODUCT manufactured by Genentech and of BBS and BI PRODUCT manufactured by BI Austria and BI Pharma KG based on a mutually agreed protocol as listed in EXHIBIT 15.

         2.2.2.   PRODUCTION RUNS

                  Subject to Section 2.2.3, BI Austria shall carry out three (3) production runs of PRODUCT in order to obtain APPROVAL in the US as a cGMP manufacturer of BBS, and to have BI Pharma KG obtain APPROVAL in the US as a cGMP manufacturer of PRODUCT. BBS and PRODUCT derived from these runs shall be used for evidencing comparability between the GENENTECH PRODUCT and the BI PRODUCT. The costs of these runs are listed in EXHIBIT 11 and shall be borne by InterMune.

         2.2.3.   ADDITIONAL RUNS

                  If any HEALTH AUTHORITIES request further analytical testing and/or production runs in addition to those described in
                  EXHIBIT 11, BI Austria shall perform such testing and/or production runs as requested by InterMune. The cost of such additional testing and/or production runs will be borne by InterMune, subject to InterMune's prior written approval of such costs, unless the additional analytical testing and/or production runs are due to negligence on BI Austria's or BI Pharma KG's part.




         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     10 of 66

         2.2.4.   ADDITIONAL DOCUMENTATION

                  If any HEALTH AUTHORITIES request that InterMune or BI Austria provide, in connection with BI Austria's and/or BI Pharma KG's receipt of approval as a manufacturer of PRODUCT hereunder, further documentation regarding the manufacture of PRODUCT in addition to the documentation as foreseen under the SERVICES (e.g. certain reports), BI Austria will provide such documentation to InterMune for provision to such HEALTH AUTHORITIES as soon as reasonably possible. Such additional documentation may be either (a) product and/or process-related or (b) facility-related (e.g. infrastructure, utilities, personnel, training etc.). The cost of such additional product and/or process-related documentation shall be borne by InterMune unless such additional documentation is due to negligence on BI Austria's or BI Pharma KG's part. The cost of such additional facility-related documentation shall be borne by BI Austria.

         2.2.5.   REGULATORY SUPPORT

                  2.2.5.1. BI Austria shall provide all site-relevant documentation (both from itself and from BI Pharma KG) and all data relevant for compiling the CMC section necessary for InterMune's drafting of the BLA supplement required by the FDA due to the change of manufacturer for the GENENTECH PRODUCT. BI Austria agrees to co-operate with InterMune in obtaining and maintaining all US governmental approvals and registrations relevant to the CMC section of the registration dossier (and their foreign equivalents) as requested by InterMune.

                  2.2.5.2. The Parties shall consult with each other concerning the scope and content of all regulatory filings, and shall jointly define the requirements for the necessary PRODUCT registration with the FDA so that BI Austria shall be able to fulfill its obligations under this Agreement with respect to the CMC portion of such PRODUCT registration.

         2.2.6.   FORMAT AND CONTENT OF DOCUMENTS

                  BI Austria's Quality Management System demands a special format for certain documents (i.e. batch records, testing procedures, technical reports) which is binding.



         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     11 of 66

                  For those documents where a binding format is not obligatory the Parties shall agree in writing on a master format. With respect to the dates contained in these documents, and in particular in all reports and when dates occur in connection with signatures, the European writing style shall apply. The order shall be as follows: dd / mm / yy (day/month/year).

         2.2.7.   STANDARD OF PERFORMANCE

                  BI Austria shall diligently perform the SERVICES, and shall ensure that BI Pharma KG diligently performs the SERVICES, in a manner consistent with good scientific / regulatory / business practices. InterMune acknowledges that the SERVICES are of biological nature and therefore neither success nor commercial exploitability can be guaranteed by BI Austria.



3.       MANUFACTURE AND SUPPLY

3.1.     GENERAL

         3.1.1. BI Austria shall exclusively supply to InterMune for use and sale in the TERRITORY, BBS or PRODUCT for use in the treatment or prevention of any human disease or condition except for the treatment or prevention of any type of cardiac or cardiovascular disease or condition. BI Austria shall not supply BBS or PRODUCT for use in the treatment of any human disease or condition, except for the treatment or prevention of any type of cardiac or cardiovascular condition, to any third party for use and/or sale in the TERRITORY without InterMune's prior written consent. InterMune shall exclusively purchase from BI Austria, all of InterMune's clinical trial supply, and from the time BI Austria and BI Pharma KG are approved by the HEALTH AUTHORITIES also its market requirements for PRODUCT in the TERRITORY for the term of this Agreement, subject to Section 3.7.

         3.1.2. All BBS manufactured by BI Austria hereunder, and all PRODUCT manufactured and supplied to InterMune by BI Austria hereunder, shall be manufactured and supplied in accordance with the BBS SPECIFICATIONS and PRODUCT SPECIFICATIONS, the cGMP requirements, the QUALITY ASSURANCE REQUIREMENTS as listed in EXHIBIT 10 and all applicable laws, regulations and ordinances of the jurisdiction in which such manufacture occurs.


         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     12 of 66

         3.1.3. BI Austria shall manufacture BBS according to the BULK SPECIFICATIONS. Until the FILLING SITE CHANGE is complete, BI Austria shall manufacture PRODUCT according to PRODUCT SPECIFICATIONS for clinical supply only. Upon completion of the FILLING SITE CHANGE and upon receipt of FDA APPROVAL of BI Austria's facility as well as BI Pharma KG's facility, BI Austria shall also manufacture PRODUCT for market supply. BBS for clinical and market supply shall be manufactured at BI Austria and transferred to BI Pharma KG for vialing, labeling (but only for market supply) and packaging. Manufacturing and filling of vials, labeling (but only for market supply) as well as the packaging and storing of PRODUCT shall be in accordance with the PRODUCT SPECIFICATIONS, the cGMP requirements, the QUALITY ASSURANCE REQUIREMENTS as listed in EXHIBIT 10 and all applicable laws, regulations and ordinances of the jurisdiction in which such manufacturing and/or filling occurs. Notwithstanding the fact that BI Austria takes BI Pharma KG as a toll manufacturer for filling, labeling (for market supply) and packaging of PRODUCT, BI Austria takes responsibility for the manufacture and supply of PRODUCT to InterMune in accordance with the terms and conditions of this Agreement.

3.2.     FORECASTS

         3.2.1. [ * ] prior to the first delivery date of PRODUCT for market supply and [ * ] prior to the first delivery date of PRODUCT for clinical supply, unless otherwise agreed, InterMune shall provide a rolling forecast for the next
                  [ * ]. The first [ * ] of such forecast shall be firm (EXHIBIT 16, [ * ]). For [ * ] InterMune can reduce its forecast by [ * ], and may increase its forecast [ * ] will constitute a non-binding forecast [ * ]. After the first forecast has been submitted by InterMune to BI Austria, successive forecasts shall be submitted on a quarterly basis at the latest on every first day of every new calendar quarter. InterMune agrees to order the PRODUCT in filling lot quantities or multiples thereof (available lot sizes are [ * ], or any other then available lot sizes).

         Following BI Austria's and BI Pharma KG's FDA approval to manufacture PRODUCT for market supply, InterMune shall order the requested amounts of PRODUCT. In any case the [ * ].

         3.2.2. If InterMune requires more PRODUCT than is set forth in the current firm forecast, BI Austria shall use commercially reasonable efforts in good faith to supply InterMune with


         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     13 of 66

                  PRODUCT as requested; PROVIDED THAT for the amounts of PRODUCT in excess of such forecast which BI Austria is unable to supply, despite such commercially reasonable efforts, InterMune may use a secondary source manufacturer in accordance with the procedures set forth in Section 3.7.

         3.2.3. If InterMune reduces the forecast for [ * ]by an amount in excess of [ * ] percent (net of any increases in actual orders for these [ * ]), then InterMune shall be [ * ] which was [ * ] of the [ * ] at the [ * ] of the [ * ] of the [ * ].

         3.2.4. Notwithstanding the provisions stated in 3.2.1. for planning purposes at BI Pharma KG InterMune shall provide BI Austria [ * ]prior to the first delivery date of PRODUCT as not agreed otherwise a rolling forecast for the next
                  [ * ] upon completion of the FILLING SITE CHANGE. InterMune will be immediately informed by BI Austria of date of completed FILLING SITE CHANGE. For all further requirements all terms and conditions as stated in 3.2.1. shall apply.

         3.2.5. In the event that the FDA approval process for the PRODUCT is unexpectedly delayed, and/or the PRODUCT fails to pass clinical trials, InterMune shall have no further ordering and purchase obligations under Sections 3.2.1. and 3.2.3. Only in this event even firm forecasts can be canceled, provided that InterMune shall remain responsible for those reasonable, documented, financial obligations which BI Austria and/or BI Pharma KG have incurred due to (a) the timely allocation of resources for the manufacture of BBS and PRODUCT, (b) equipment for manufacture of BBS / PRODUCT already ordered and not otherwise cancelable, or (c) other non-refundable amounts already expended by BI Austria and/or BI Pharma KG in good faith reliance on the cancelled forecast.

3.3.     PURCHASE ORDERS

         3.3.1. All purchases of PRODUCT hereunder shall be made pursuant to written purchase orders provided to BI Austria by InterMune. To the extent that the terms of a purchase order or of BI Austria's or BI Pharma KG's "GENERAL CONDITIONS OF SALE" are inconsistent with the terms of this Agreement, this Agreement shall prevail.


         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                    14 of 66

         3.3.2. BI Austria shall guarantee that at the date of FINAL RELEASE all PRODUCT supplied to InterMune shall have a minimum residual shelf life of not less than [ * ] of PRODUCT shelf life, provided that InterMune shall strictly fulfill its contractual timelines regarding FINAL RELEASE as set forth in Sections 3.5 and 5.3.

         3.3.3.   BI Austria shall ship all PRODUCT as set forth in Section
                  3.4 by the date and in the quantities specified in the applicable purchase order. BI Austria shall be obligated to accept any purchase order within the range of permitted variation in the forecasted quantities as set forth in
                  Section 3.2.1. and 3.2.2. Any other purchase order shall be binding on BI Austria only if it is accepted by BI Austria, which acceptance shall not be unreasonably withheld. If BI Austria does not accept such a purchase order, then InterMune may use a secondary source manufacturer for such purchase order in accordance with the procedures set forth in Section 3.7.

         3.3.4. InterMune shall be obligated to buy and BI Austria shall be obligated to sell only the quantities of PRODUCT which are subject to a purchase order accepted by BI Austria. Any purchase order (or portion thereof) for which InterMune has not received a written rejection from BI Austria within fifteen (15) business days of BI Austria's receipt of such purchase order shall be deemed accepted by BI Austria.

3.4.     SHIPMENT OF PRODUCT AND MATERIAL BY BI AUSTRIA

         3.4.1. The PRODUCT and all material (e.g. samples) shall be shipped [ * ] either BI Pharma KG, FRG-88397 Biberach an der Riss, Germany or BI Austria's facility in Vienna, Austria, as the case may be, to InterMune or as directed by InterMune, in accordance with Incoterms 1990 as published by the International Chamber of Commerce. InterMune's designated carrier shall be used to ship PRODUCT to the site designated by InterMune. Risk of loss in transit by InterMune's designated contract carrier shall lie with InterMune, except where such loss is caused by BI Austria's or BI Pharma KG's negligence.

         3.4.2. BI Austria will provide or will have provided assistance to InterMune regarding necessary procedures for exportation and/or importation of PRODUCT.

3.5.     TESTING AND REJECTION


         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     15 of 66

         3.5.1. Within [ * ] business days of its receipt of PRODUCT at such destination as may be designated by InterMune, InterMune may perform such tests and samplings as are appropriate to determine whether such PRODUCT meets the applicable PRODUCT SPECIFICATIONS. If InterMune refuses acceptance of PRODUCT, then InterMune shall inform BI Austria in writing within [ * ]further business days of any aspect in which such PRODUCT fails to conform to the PRODUCT SPECIFICATIONS. If BI Austria does not receive such a notice within [ * ] business days of InterMune's receipt of such PRODUCT, then InterMune shall be deemed to have accepted the PRODUCT; provided that InterMune shall have the right to revoke its acceptance of such goods if it later discovers latent defects not reasonably discoverable at the time of receipt.

         3.5.2.   If BI Austria receives a notice from InterMune pursuant to
                  Section 3.5.1 that InterMune does not accept any PRODUCT supplied hereunder, then BI Austria shall immediately start re-testing the PRODUCT using the retained samples in order to evaluate process issues and other reasons for such non-compliance.

         3.5.3. Regardless of whether BI Austria agrees with InterMune's rejection of such PRODUCT, if requested in writing by InterMune, BI Austria shall use reasonable efforts to promptly replace such allegedly defective PRODUCT, the costs of which shall be borne as set forth in Section 3.5.4.

         3.5.4. In the event that BI Austria's re-testing does not verify InterMune's reasons for rejecting such PRODUCT, the Parties shall mutually agree on an independent laboratory that shall determine by applying validated product-specific analytical methods whether such PRODUCT meets the PRODUCT SPECIFICATIONS. The conclusions of this independent laboratory shall be binding upon both Parties. If such laboratory determines that such PRODUCT does meet the PRODUCT SPECIFICATIONS, then InterMune shall bear the costs for such independent laboratory and for any replacement PRODUCT manufactured and supplied to InterMune by BI Austria pursuant to Section 3.5.3. If such laboratory determines that such PRODUCT does not meet the PRODUCT SPECIFICATIONS, then BI Austria shall bear the costs for such independent laboratory and for any such replacement of PRODUCT.


         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     16 of 66

         3.5.5. Neither Party may destroy any PRODUCT alleged not to meet the PRODUCT Specifications until the independent laboratory determines whether such PRODUCT meets the applicable PRODUCT SPECIFICATIONS and provides written notification to the Parties with respect to such determination, unless BI Austria accepts InterMune's basis for such rejection. Thereafter, BI Austria shall have the obligation to destroy or have destroyed, at its cost, all such rejected PRODUCT. Upon BI Austria's written request and at BI Austria's cost, InterMune shall either destroy or return to BI Austria any rejected PRODUCT. The Parties agree that in the event of destruction of PRODUCT, the method of such destruction shall be in compliance with all applicable laws, rules and regulations.

         3.5.6. Claims on account of quantity, loss or damages to PRODUCT (other than claims that such PRODUCT does not meet the PRODUCT SPECIFICATIONS and latent defects not reasonably detectable upon inspection) will be dispatched by InterMune in writing within [ * ] business days following receipt thereof. BI Austria shall use reasonable efforts to replace the quantity of goods which such claims apply, which replacement shall be at InterMune's expense unless such claims are due to the negligence of BI Austria.

3.6.     INCREASE OF MANUFACTURING CAPACITY

         3.6.1. At BI Austria's facility an additional production line is currently under construction. Validation of this separated cGMP fermentation production lines within a completely separated containment is intended to be completed by [ * ] for any reason including but not limited to the amount of BBS to be manufactured, when to have the [ * ].

         3.6.2. BI Austria guarantees to have manufactured at BI Pharma KG a minimum of [ * ] vials per year. InterMune presumes that the amount of vials requested per year might exceed [ * ] vials. Should it become at any time apparent that a higher PRODUCT demand is necessary InterMune will notify BI Austria thereof. BI Austria shall inform as soon as reasonably possible InterMune of the respective costs for guaranteeing the appropriate reserved capacity for manufacturing the amount exceeding [ * ] vials. Upon agreement on the costs BI Austria shall reserve the capacity needed for the increased demand of PRODUCT.


         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     17 of 66

                  Should it become at any time apparent that manufacturing capacity at BI Austria for cell paste and BBS equivalent to at least [ * ] vials per year would not be feasible, BI Austria will notify InterMune thereof.

3.7.     SECOND SOURCE MANUFACTURER

         3.7.1. BI Austria acknowledges that it is critical that InterMune be ensured continuity of supply of PRODUCT for use in clinical trials and market supply. BI Austria shall ensure continuity of supply of PRODUCT for use in clinical trials and market supply. Nevertheless, due to the potentially growing market demand of PRODUCT, BI Austria's ability to manufacture and supply PRODUCT shall be carefully observed. Should at any time BI Austria have any indication that continuity of supply can not be ensured, BI Austria shall immediately inform InterMune thereof in writing. In this event the matter would be immediately forwarded to the STEERING COMMITTEE to discuss second source manufacture of PRODUCT reasonably and in good faith.

         3.7.2. In the event the STEERING COMMITTEE decides that it is appropriate for InterMune to establish a second source manufacturer, InterMune agrees to provide the first opportunity to qualify as a second source manufacturer for PRODUCT to a BI Austria AFFILIATE. If such an AFFILIATE is
                  - as foreseeable - unable to supply InterMune's PRODUCT requirements then InterMune shall be free to choose an alternate supplier. In this case BI Austria shall assist InterMune in transferring the MANUFACTURING PROCESS to a third party supplier by providing reasonable technical assistance and documentation as necessary for a transfer to a party well skilled in the manufacture of such biotech products at InterMune's cost.


         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     18 of 66

3.8.     MATERIAL SUPPLY BREACH

         3.8.1. In the event of a MATERIAL SUPPLY BREACH, InterMune shall provide BI Austria written notification of such MATERIAL SUPPLY BREACH. Upon BI Austria's receipt of such notice and failure to cure such MATERIAL SUPPLY BREACH within the timetable and activity plan agreed upon the Parties to cure such MATERIAL SUPPLY BREACH, InterMune shall have the right to purchase from a second source manufacturer, to be agreed upon within the STEERING COMMITTEE in accordance with
                  Section 3.7, such amounts of PRODUCT as necessary to offset BI Austria's shortfall in fulfilling InterMune's purchase orders for such PRODUCT (or the anticipated shortfall, in the event of repeated (maximum two (2) times) material violation against cGMP).

                  In the event, that

                  i) a BI Austria AFFILIATE can not qualify as a second source manufacturer for PRODUCT or

                  ii) in the event such a BI Austria AFFILIATE is - as foreseeable -unable to supply InterMune's PRODUCT requirements and

                  iii) provided that PRODUCT supply as requested by InterMune by a different second source manufacturer, a company experienced in manufacturing of biopharmaceuticals derived from microbial fermentation technology, and selected by InterMune could demonstrably take place earlier than a MATERIAL SUPPLY BREACH by BI Austria could be remedied, BI Austria shall assist InterMune as requested in transferring the MANUFACTURING PROCESS to such a second source supplier, to be selected by InterMune by providing reasonable technical assistance and documentation relating to the manufacture, testing and supply of BBS and the PRODUCT as necessary at BI Austria's cost. Such second source manufacturer would bear responsibility for putting the MANUFACTURING PROCESS in place. The total financial commitment for reasonable technical assistance shall not exceed the costs equivalent to one (1) FTE
                             (full time equivalent) for the period of six (6) months.


         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     19 of 66

         3.8.2. In the event that BI Austria reasonably anticipates that there is a substantial likelihood that a MATERIAL SUPPLY BREACH will occur, BI Austria shall promptly notify InterMune in writing thereof. Upon receipt of such notice, the Parties shall promptly confer to discuss the circumstances and magnitude of such potential MATERIAL SUPPLY BREACH, and to determine in good faith whether there are any reasonable steps that BI Austria could take to avoid such MATERIAL SUPPLY BREACH. If InterMune is not reasonably satisfied that BI Austria will be able to avoid such MATERIAL SUPPLY BREACH, then InterMune shall forward this issue to the STEERING COMMITTEE to determine whether it is necessary or desirable to establish a second source manufacturer in accordance with Section 3.7.

4.       PRICES AND PAYMENT

4.1. The prices to be paid by InterMune for the SERVICES and PRODUCT provided hereunder have been agreed to by the Parties and are listed in EXHIBIT 11 and EXHIBIT 17, respectively. The price for the SERVICES and PRODUCT will be adjusted year by year in accordance with the [ * ]. (By way of example, the [ * ].) All payments hereunder shall be made in Austrian Shilling or in Euro. If the Austrian Shilling is replaced by the Euro and therefore no longer available, payments becoming due thereafter shall be made in Euro calculated at the official exchange rate.

4.2. [ * ] will be [ * ] which are [ * ] at the time such [ * ] to have any such [ * ] selected by [ * ] which [ * ] shall [ * ]on verification concerning the [ * ] shall provide [ * ] with [ * ] days' notice of any [ * ].

4.3. The price for the SERVICES and purchase price for PRODUCT shall be paid to BI Austria no later than [ * ] days after the date that BI Austria's invoice is received by InterMune.

         4.3.1. Payment of the invoice amounts shall be made in Austria, [ * ], into an account with such Austrian credit institution as shall be notified by BI Austria to InterMune from time to time.


         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     20 of 66

         4.3.2. All payments owed to BI Austria by InterMune on the basis of accounts rendered shall be made in such a way that [ * ] shall be [ * ] that are [ * ] on such [ * ]. In the event of a default in payment for whatever reason, default interest at a rate of [ * ] p.a. shall be payable on the outstanding amount due. BI Austria reserves the right to claim any damage exceeding such amount that shall have been caused by such delay, subject to Section 11.1.

4.4. As security for payment for the SERVICES, InterMune shall deliver to BI Austria within twenty (20) business days of the Effective Date an abstract Standby Letter of Credit issued by a renowned European credit institution with a term starting Feb 1, 2000 until April 30, 2001 in the amount of ATS 7,563,800 (seven million five hundred sixty three thousand eight hundred Austrian Shillings) which is in accordance with a fifth of the payment obligation for the SERVICES as listed in
         EXHIBIT 11. InterMune shall provide such Standby Letter of Credit at its own cost. BI Austria shall be entitled to draw upon such Standby Letter of Credit to cover any payment obligation arising with respect to the SERVICES.

5.       QUALITY ASSURANCE AND COMPLIANCE WITH LAW

5.1.     RELEASE OF PRODUCT

         5.1.1. BI Austria shall be responsible for the RELEASE of PRODUCT according to the PRODUCT SPECIFICATIONS, the cGMP requirements, the QUALITY ASSURANCE REQUIREMENTS as listed in
                  EXHIBIT 10 and all applicable Austrian and German laws. BI Austria shall certify in writing that each shipment lot of PRODUCT was produced and tested in compliance with (i) the SPECIFICATIONS, (ii) the cGMP requirements (iii) QUALITY ASSURANCE REQUIREMENTS and (iv) all applicable laws, regulations and ordinances of the jurisdiction in which such manufacture occurs.

         5.1.2. BI Austria shall provide to InterMune, through BI Pharma KG, QUALITY ASSURANCE REQUIREMENTS as listed in EXHIBIT 10 including but not limited to a COA and COC signed by the appropriate personnel as defined in BI Austria's Quality Management System for each shipment lot of PRODUCT from BI Pharma KG's manufacture site in Biberach, Germany, in order to prove BI Austria's compliance with the Article 5.1.1.

5.2.     STORAGE OF RECORDS AND BATCH SAMPLES

         5.2.1. BI Austria shall maintain in compliance with cGMP standards all batch samples and all records required by law or as otherwise mutually agreed in writing by the Parties (i.e. batch records, analytical raw data) necessary to evidence compliance with all its





         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     21 of 66
                  obligations under this Agreement and relating to the manufacture of the BBS and of PRODUCT. The documentation concerning manufacture of BBS shall be stored at BI Austria and concerning manufacture of PRODUCT shall be stored in Biberach upon completion of FILLING SITE CHANGE. Storage of retained samples of BBS as well as PRODUCT shall be at BI Austria.

         5.2.2. Copies of all documentation and information relating to the manufacture, processing, packaging and shipping of PRODUCT and/or required to support InterMune's BLA or other regulatory submissions, including but not limited to information relating to batch records, methods, equipment and the facility, will be provided by BI Austria to InterMune for review and inclusion as necessary in InterMune's regulatory submissions.

         5.2.3. All such samples and records shall be maintained for a period not less than five (5) years from the date of expiration of each batch of PRODUCT to which such samples and records pertain, or such longer period as may be required by local law and the rules or regulations of the FDA or other applicable HEALTH AUTHORITIES. Following the expiration of such required retention period, prior to the destruction of any such sample or record, BI Austria shall give written notice thereof to InterMune, and InterMune shall have the right to request, receive and retain such samples and records with no further compensation to BI Austria.

5.3.     FINAL RELEASE

         FINAL RELEASE of PRODUCT supplied by BI Austria and/or BI Pharma KG hereunder for use in humans shall solely be made by and under the responsibility of InterMune.

5.4.     THIRD PARTY SERVICES

         Except as specifically provided for herein, BI Austria will not contract out to any third party any part of the SERVICES or the manufacture and testing of BBS or PRODUCT, without prior written approval from InterMune, which shall not be unreasonably withheld.

5.5.     CONSENT TO CHANGES

         BI Austria will not make any changes to BI Austria's, and shall ensure that BI Pharma KG shall not make any changes to BI Pharma KG's, respective manufacturing facilities, equipment,



         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     22 of 66
                  testing procedures, validation, suppliers of raw materials and components or documentation systems that are solely related to the PRODUCT and having a non-trivial impact on the PRODUCT, without the prior written consent of InterMune and solely as is permitted by cGMP. In the event that a supplier of raw material is unable to deliver the respective raw material in time for scheduled manufacturing BI Austria is free to choose another supplier, provided that such supplier supplies such raw material that fully meets the respective raw material specification, and subject to BI Austria's providing InterMune prior written notice thereof.

5.6.     INSPECTIONS BY HEALTH AUTHORITIES

         5.6.1. BI Austria shall secure that during APPROVAL inspections at BI Austria's and/or BI Pharma KG's facilities by any applicable HEALTH AUTHORITIES, BI Austria shall give InterMune prior written notice thereof promptly following BI Austria's receipt of notice of such inspection, so that representatives of InterMune may attend and participate in such inspections, for example, to answer PRODUCT and clinical trial related questions.

         5.6.2. BI Austria shall advise, and shall ensure that BI Pharma KG shall advise, InterMune in writing immediately of any requests by any applicable HEALTH AUTHORITIES for inspections at either of BI Austria's or BI Pharma KG's facilities, but in any event, no later than ten (10) business days prior to the scheduled date of such inspection. Upon reasonable notice, InterMune or its representatives may attend only such portions of such inspections or audits that deal with PRODUCT related issues, due to BI Austria's other secrecy obligations. Access to such facilities may be subject to reasonable restrictions customarily placed upon visitors to the site.

         5.6.3. BI Austria also agrees to notify InterMune within four (4) business days of any written or oral inquiries, notifications, or inspection activity by any HEALTH AUTHORITIES (or any third party authorized by the HEALTH AUTHORITIES) in regard to PRODUCT. BI Austria shall provide a reasonable description to InterMune of any such inquiries, notifications or inspections promptly (but in no event later than ten (10) business days) after such visit or inquiry. BI Austria shall furnish to InterMune (a) within four (4) business days after receipt, any report or correspondence issued by the HEALTH AUTHORITIES (or a third party authorized by a HEALTH AUTHORITIES)




         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     23 of 66
                  in connection with such visit or inquiry, including but not limited to, any FDA Form 483 (List of Inspectional Observations) or warning letter, and (b) not later than five
                  (5) business days prior to the time it provides to a HEALTH AUTHORITY, copies of any and all proposed written responses or explanations relating to items set forth above (each, a "Proposed Response"), in each case purged only of trade secrets or other confidential or proprietary information of BI Austria that are unrelated to its obligations under this Agreement or are unrelated to PRODUCT. BI Austria shall discuss with InterMune any comments provided by InterMune on the Proposed Response; provided that InterMune shall have the final decision with respect to those portions of the final written response or explanation to be provided to the HEALTH AUTHORITIES that relate to PRODUCT manufactured hereunder. After the filing of a response with the appropriate HEALTH AUTHORITIES, BI Austria will notify InterMune of any further contacts with the HEALTH AUTHORITIES relating to BI Austria's manufacture of PRODUCT hereunder.

         5.6.4. BI Austria shall promptly correct, and shall ensure that BI Pharma KG shall promptly correct, any facility-related violations or deficiencies promptly at its own expense. Equipment, system and process-related violations or deficiencies that are solely PRODUCT-related shall be corrected promptly by BI Austria or BI Pharma KG, respectively, at InterMune's cost.

                  In the event such corrections will not only be necessary for PRODUCT but as well for BI PRODUCT the appropriate allocation of the related costs between the Parties shall be determined by the PROJECT TEAM.

5.7.     AUDITS BY INTERMUNE

         5.7.1. InterMune shall have the right to inspect and audit both of BI Austria's and BI Pharma KG's manufacturing facilities and records for regulatory compliance. These audits shall occur annually upon reasonable notice, and more frequently for good and reasonable cause. BI Austria shall respond in writing to InterMune regarding any items of non-compliance with cGMP identified by InterMune during such audits, whether with respect to the BI Austria or the BI Pharma KG facility, within [ * ] business days of InterMune's



         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     24 of 66
                  notice thereof, and without delay remedy any such agreed upon items of non-compliance with cGMP.

         5.7.2. If BI Austria can not remedy such non-compliance, whether with respect to the BI Austria or the BI Pharma KG facility, within [ * ] business days of notice thereof BI Austria's response shall include a written plan and timetable including reasonable timelines. Considering the fact that BI Austria is dependent on certain third parties to supply services to it, BI Austria shall use best efforts to assign such timelines to these third parties accordingly in order to meet all timelines for such remedy. Such plan and timetable shall be subject to InterMune's approval, which shall not unreasonably be withheld. In the event that BI Austria does not respond with a plan and timetable as described above within such [ * ] day period, or InterMune does not approve such proposed plan and timetable for good reason, the issue shall be forwarded to the STEERING COMMITTEE for resolution. In the event InterMune approves such plan and timetable, but BI Austria fails to remedy such non-compliance in accordance with such plan and timetable, then InterMune shall have the right to terminate this Agreement pursuant to Section 13.2.1.





         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     25 of 66

5.8.     MANUFACTURING FACILITIES

         BI Austria represents and warrants that it and BI Pharma KG shall obtain all relevant APPROVALS required by the relevant HEALTH AUTHORITIES for each of their respective manufacturing facilities and that each of their respective manufacturing facilities conform, and will during the term of this Agreement conform, to the cGMP.

5.9.     COMPLIANCE WITH LAW

         5.9.1. BI Austria shall comply, and shall ensure that its subcontractor BI Pharma KG shall comply with, all local applicable rules, laws and regulations (including without limitation cGMP) in performing its obligations under this Agreement. InterMune shall comply with all applicable rules, laws and regulations in performing its obligations under this Agreement.

         5.9.2. All costs in connection with maintaining BI Austria's and BI Pharma KG's compliance with all applicable local regulatory requirements and cGMP in performing under this Agreement, including but not limited to the maintenance and upgrading of all technical facilities and infrastructure and the training of personnel, shall be borne by BI Austria. BI Austria shall obtain and maintain, and shall ensure that BI Pharma KG obtains and maintains, all permits and licenses necessary to its performance under this Agreement at their own expense. All costs resulting out of the SERVICES carried out at BI Austria or BI Pharma KG, respectively, related to compliance with regulatory requirements that were not in effect as of the Effective Date concerning equipment and systems solely PRODUCT-related shall be at InterMune's expense.

5.10.    ENVIRONMENTAL

         BI Austria shall, and shall ensure that BI Pharma KG shall, properly dispose of any and all hazardous waste materials involved with the manufacture of BBS and PRODUCT that are generated or resulting from the activities performed hereunder, if any, in full compliance with all applicable local laws and regulations at BI Austria's sole liability and expense.



         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     26 of 66

6.       CO-OPERATION AND CO-ORDINATION BETWEEN THE PARTIES

6.1.     PROJECT TEAM

         6.1.1. The day-to-day responsibilities of the Parties with respect to the SERVICES shall be overseen by the PROJECT TEAM, which shall be responsible for deciding operational and scientific issues arising out of the SERVICES and unanimously agreeing in good faith with respect to the monitoring of the SERVICES.

         6.1.2. The PROJECT TEAM shall consist of a team consisting of equal numbers of people, if feasible, each appointed by InterMune and BI Austria and notified to the other, which appointees may be changed from time to time by the appointing Party on written notice to the other Party. Each member of the PROJECT TEAM shall be a person of appropriate skill and experience. Either Party may change its own designated PROJECT TEAM members provided, however that the total number of members of the PROJECT TEAM may not be changed if feasible, nor the number of members representing InterMune decreased, without the Parties' prior written agreement. InterMune's and BI Austria's respective members of the PROJECT TEAM as of the Effective Date are listed in EXHIBIT 8.

         6.1.3. During the term of this Agreement, the PROJECT TEAM shall meet regularly to communicate updates and provide a forum for decision-making and rapid resolution of issues arising under this Agreement. Meetings of the PROJECT TEAM may be conducted by telephone conference, videoconference or face-to-face meetings as agreed by the PROJECT TEAM, provided that the PROJECT TEAM shall meet at least once a year in a face-to-face meeting at a mutually agreed location.

         6.1.4. Decisions of the PROJECT TEAM shall be reflected in the approved minutes. Meeting minutes shall be prepared jointly by the PROJECT MANAGERS to record all issues discussed and decisions. Minutes that have not been objected to in writing by a Party within six (6) business days of receipt thereof shall be deemed approved by such Party and followed by issuance of two (2) copies of the minutes duly executed by the Parties' PROJECT MANAGER.




         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     27 of 66

         6.1.5. In the event that the PROJECT TEAM is unable to reach agreement on any issue and is unable to make decisions arising out of operational and scientific issues within ten (10) business days, each Party may call in an expert of its own choice to render advice to the PROJECT TEAM. Based on the advice of such expert(s) and the team members' know-how, the PROJECT TEAM will try to resolve such issue. In the event that the PROJECT TEAM fails to reach agreement on an issue within thirty (30) business days of first undertaking resolution of such issue, such issue shall then be referred to the STEERING COMMITTEE for immediate resolution.

6.2.     STEERING COMMITTEE

         6.2.1. The Parties shall create a STEERING COMMITTEE consisting of the PROJECT MANAGER of each Party and authorized representatives who shall be appointed by InterMune and by BI Austria in equal numbers, if feasible, and notified to the other Party. The STEERING COMMITTEE shall be responsible for unanimously agreeing in good faith all issues on which the PROJECT TEAM has been unable to reach agreement and, where possible, make decisions arising out of such issues as well as carry out the specific functions, including but not limited to decisions with an impact on costs and timelines of the SERVICES to be carried out under this Agreement. Each Party may change its own designated STEERING COMMITTEE members by providing written notice thereof to the other Party; provided, however that the total number of members of the STEERING COMMITTEE may not be changed, if feasible, nor the number of members representing InterMune decreased, without the Parties' prior written agreement. The members of the STEERING COMMITTEE are listed in EXHIBIT 13.

         6.2.2. The STEERING COMMITTEE shall attempt in good faith to expeditiously and fairly resolve all issues before it. In the event that the STEERING COMMITTEE is unable to resolve any issue before it within fifteen (15) business days from the date that such issue is referred to it, such issue shall be referred to the Chief Executive Officer of InterMune and the Chief Executive Officer of BI Austria for prompt, good faith resolution. If such individuals do not reach agreement on such issue within fifteen (15) days of such referral, then each Party shall be free to pursue all available legal and/or equitable remedies.




         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     28 of 66

6.3.     LIMITATION OF POWERS

         The powers of the PROJECT TEAM and the STEERING COMMITTEE are limited to those expressly set forth in this Agreement. Without limiting the generality of the foregoing, neither the PROJECT TEAM nor the STEERING COMMITTEE shall have the right to amend this Agreement. The actions of the PROJECT TEAM and/or the STEERING COMMITTEE shall not substitute for either Party's ability to exercise any right, nor excuse the performance of any obligation, set forth herein.



7.       INTELLECTUAL PROPERTY AND LICENSES

7.1. The ownership of INTERMUNE'S TECHNOLOGY shall remain with InterMune and shall not vest in BI Austria.

7.2. The ownership of BI AUSTRIA'S TECHNOLOGY shall remain with BI Austria and shall not vest in InterMune.

7.3. BI Austria shall retain ownership of BI AUSTRIA'S IMPROVEMENTS. BI Austria hereby grants to InterMune a non-exclusive, perpetual, sublicenseable, royalty-free license under BI AUSTRIA'S IMPROVEMENTS to develop, use, make, have made, import, offer for sale and sell products containing INTERFERON GAMMA 1b in the TERRITORY, whereby InterMune shall assume the costs to be paid by BI Austria for awards to inventors of BI AUSTRIA'S IMPROVEMENTS, as such awards are set forth in written agreements between BI Austria and such inventor or in an applicable industry labor contract.

7.4. The Parties shall each have an undivided one-half ownership interest in any INFORMATION jointly conceived of or reduced to practice by the Parties pursuant to this Agreement ("JOINT INFORMATION"). InterMune shall [ * ] of any JOINT INFORMATION that comprises (a) any regulatory filing (or documentation and raw data relating thereto) relating to PRODUCT manufactured hereunder, or (b) any manufacturing documentation (including without limitation batch records) relating to PRODUCT manufactured hereunder ("PRODUCT INFORMATION"). Upon request by InterMune, without additional consideration, BI Austria agrees to promptly execute documents, testify and take other acts at InterMune's expense as




         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     29 of 66

         InterMune may deem necessary or desirable to procure, maintain, perfect, and enforce the full benefits, enjoyment, rights, title and interest of the PRODUCT INFORMATION, on a worldwide basis. In the event InterMune is unable for any reason, after reasonable effort, to secure BI Austria's signature on any document needed in connection with the actions specified in this Section 7.4, BI Austria hereby irrevocably designates and appoints InterMune and its duly authorized officers and agents as its agent and attorney in fact, which appointment is coupled with an interest, to act for and in its behalf to execute, verify and file any such documents and to do all other lawfully permitted acts to further the purposes of this Section 7.4 with the same legal force and effect as if executed by BI Austria.

7.5. InterMune hereby grants to BI Austria (with the right to sublicense solely to BI Pharma KG) a non-exclusive, nontransferable license to use INTERMUNE'S TECHNOLOGY solely for the purpose of (a) comparison of PRODUCT documentation and comparison of BBS and PRODUCT and (b) manufacturing PRODUCT for InterMune, as provided in this Agreement. The license granted under this Section shall automatically terminate upon the expiration or termination of this Agreement.

7.6.     NEW INDICATIONS

         7.6.1. In the event that InterMune receives approval in the TERRITORY to commercially sell PRODUCT for indications other than Chronic Granulomatous Disease, and provided that InterMune has the right to grant a license to BII in the BI TERRITORY to make, use and sell PRODUCT for such additional indications (a "NEW INDICATIONS LICENSE"), InterMune shall provide BII written notice thereof.

         7.6.2. BII shall notify InterMune in writing within thirty (30) days of InterMune's notice (the "NOTIFICATION PERIOD") whether BII desires to obtain a NEW INDICATIONS LICENSE. If InterMune does not receive written notice from BII during the NOTIFICATION PERIOD that BII desires to obtain a NEW INDICATIONS LICENSE, then InterMune shall have no further obligations under this
                  Section 7.6. If InterMune does receive written notice from BII that BII desires to obtain a NEW INDICATIONS LICENSE, then BII and InterMune shall engage in good faith negotiations for sixty (60) business days thereafter regarding the reasonable commercial terms upon which InterMune would be willing to grant such a license. If at the end of such sixty (60)




         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     30 of 66
                  business day period, BII and InterMune have not entered into a written agreement under which InterMune grants a NEW INDICATIONS LICENSE to BII, then InterMune shall have no further obligation under this Section 7.6.



8.       COMPLAINTS; ADVERSE EVENTS; RECALLS

8.1. InterMune shall inform BI Austria of any complaints, adverse reaction reports, safety issues or toxicity issues relating to any PRODUCT of which it becomes aware, regardless of the origin of such information, within the time frame required by cGMP but in no event later than two (2) days from the initial complaint or report.

         8.1.1. InterMune shall retain and manage complaints in accordance with cGMP. The Parties hereby agree to cooperate with one another and with any HEALTH AUTHORITY in the evaluation and investigation of any complaint, claim or adverse reaction report related to the manufacture of such PRODUCT with the intention of complying with cGMP.

         8.1.2. If any such event occurs, BI Austria shall retain any unused supplies of such PRODUCT and its associated components, and all associated batch and other production records in such manner as InterMune may reasonably direct, and at InterMune's expense, except to the extent such event is caused by BI Austria's wrongful act or omission. BI Austria agrees to respond to InterMune in respect to such complaint investigations involving BI Austria's manufacturing of a PRODUCT or SERVICES rendered hereunder as soon as reasonably possible but in any case within thirty (30) days from receipt by BI Austria of the report of such complaint and sample (if available), or in the case of a serious adverse event, within ten (10) days from receipt of the report of such complaint and sample (if available). InterMune and/or its designee shall serve as the sole point of contact with the FDA or other applicable HEALTH AUTHORITY concerning any complaints, adverse reaction reports, safety issues or toxicity issues with respect to PRODUCT.

8.2. If either Party becomes aware at any time of any defect or the possibility of any defect associated with any PRODUCT manufactured by BI Austria hereunder, such Party will notify the other Party immediately and confirm the notification as soon as possible in writing.




         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     31 of 66

8.3. InterMune shall notify BI Austria promptly if any PRODUCT manufactured by BI Austria hereunder is the subject of a recall, market withdrawal or correction, and InterMune and/or its designee shall have the sole responsibility for the handling and disposition of such recall, market withdrawal or correction. In the event that a recall is required in connection with BI Austria's breach of any of its warranties set forth in Section 10.2 hereof, BI Austria shall reimburse InterMune for the purchase price of such PRODUCT and all other reasonable costs and expenses associated with such PRODUCT recall, market withdrawal or correction, but only to the extent that the foregoing costs and expenses are attributable to BI Austria's breach of its warranties hereunder. In all other events of a recall, all costs and expenses incurred in connection with such PRODUCT recall shall be borne by InterMune. InterMune and/or its designee shall serve as the sole point of contact with the FDA or other applicable HEALTH AUTHORITY concerning any recall, market withdrawal or correction with respect to the PRODUCT.

8.4.     INSURANCE

         During the term of this Agreement, the Parties shall maintain product liability insurance in such amounts and with such scope of coverage as are adequate to cover the Parties' obligations under this Agreement and as appropriate for companies of like size, taking into account the scope of activities contemplated herein. Notwithstanding the foregoing the Parties shall maintain minimum limits of liability of [ * ] US$ per occurrence and in the aggregate annually. The Parties shall provide to each other within ten (10) business days of execution of this Agreement and thereafter, once a year upon the other Party's request, a certificate of insurance evidencing the respective Party's product liability insurance. In addition to the foregoing coverage, the Parties shall maintain Comprehensive General Liability Insurance for limits of not less than [ * ] US$ combined single limit for bodily injury and broad form property damage.



9.       REPRESENTATIONS AND WARRANTIES

9.1. Each Party hereby represents and warrants to the other Party that: (a) the person executing this Agreement is authorized to execute this Agreement; (b) this Agreement is legal and valid and the obligations binding upon such Party are enforceable by their terms; and (c) the execution, delivery and performance of this Agreement does not conflict with any agreement, instrument



         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     32 of 66
         or understanding, oral or written, to which such Party may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

9.2.     BI Austria represents and warrants that:

         9.2.1. All BBS manufactured hereunder shall conform to BULK SPECIFICATIONS;

         9.2.2. All PRODUCT manufactured and supplied hereunder shall - at the date of shipment - conform to the PRODUCT SPECIFICATIONS;

         9.2.3. All BBS and PRODUCT manufactured and supplied hereunder shall be manufactured in accordance with the MANUFACTURING PROCESS;

         9.2.4. All BBS and PRODUCT manufactured hereunder shall be manufactured, handled, stored, labeled, packaged and transported (from BI Austria to BI Pharma KG) in accordance with the cGMP requirements, the QUALITY ASSURANCE REQUIREMENTS as listed in EXHIBIT 10 and all applicable laws, regulations and ordinances of the jurisdiction in which such manufacture occurs.

         9.2.5. No PRODUCT manufactured and supplied to InterMune hereunder shall be (i) adulterated or misbranded by BI Austria within the meaning of the FD&C Act, or (ii) an article that may not be introduced into interstate commerce under the provisions of Sections 404 or 505 of the FD&C Act; and

         9.2.6. BI Austria shall not use and shall secure that BI Pharma KG shall not use in any capacity the services of any persons debarred under 21 U.S.C. sections 335 (a) and 335 (b) in connection with the manufacture of the PRODUCT under this Agreement.

9.3. BI Austria represents and warrants that it has in place, and that BI Pharma KG has in place, a program designed to ensure that each will be Year 2000 Compliant (as defined below) or that its failure to be Year 2000 Compliant will not materially affect its performance under this Agreement. For purposes of this Section, "Year 2000 Compliant" means that the computer systems used in connection with the performance of work under this Agreement shall operate and function without (i) any failure of such computer systems properly to record, store, process, calculate or present calendar dates falling after (and if applicable, spans of time including)




         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     33 of 66

         January 1, 2000 as a result of the occurrence, or use of data consisting of, such dates; (ii) any failure of such computer systems to calculate any information dependent on or relating to dates after January 1, 2000 in the same manner, and with the same functionality, data integrity and performance, as such computer system records, stores, processes, calculates and presents calendar dates on or before December 31, 1999, or information dependent on or relating to such dates; or (iii) any loss of functionality or performance with respect to the introduction of records or processing of data containing dates falling after January 1, 2000. Upon Effective Date of this Agreement BI Austria and BI Pharma KG have not observed any Year 2000 incompliance.

9.4. Except as expressly provided for herein, BI Austria makes no further warranties of the merchantability or fitness of the PRODUCT or any warranties of any other nature, express or implied.



10.      INDEMNIFICATION

10.1. Subject to Section 10.3., BI Austria shall indemnify, defend and hold harmless InterMune and its officers, directors, employees and agents from and against all third party costs, claims, (including death and bodily injury) suits, expenses (including reasonable attorneys' fees), liabilities and damages (collectively, "LIABILITIES") arising out of or resulting from any willful or negligent act or omission by BI Austria or BI Pharma KG relating to the subject matter of this Agreement, or any defect in the manufacture or any failure to deliver PRODUCT in accordance with BI Austria's warranties (except to the extent such LIABILITIES arose or resulted from any negligent act or omission by InterMune).

10.2. Subject to Section 10.3, InterMune shall indemnify, defend and hold harmless BI Austria and its officers, directors, employees and agents from and against all LIABILITIES arising out of or resulting from any willful or negligent act or omission by InterMune relating to the subject matter of this Agreement, or the use by or administration to any person of a PRODUCT that arises out of this Agreement (except to the extent such LIABILITIES arose or resulted from any negligent act or omission by BI Austria or BI Pharma KG or any defect in the manufacture of PRODUCT or any failure to deliver PRODUCT in accordance with BI Austria's warranties).



         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     34 of 66

10.3. A Party and its directors, officers, employees and agents which intends to claim indemnification under this Article 10 (each, an "INDEMNITEE") shall promptly notify the other Party (the "INDEMNITOR") in writing of any action, claim or other matter in respect of which the INDEMNITEE intend to claim such indemnification; PROVIDED, HOWEVER, that the failure to provide such notice within a reasonable period of time shall not relieve the INDEMNITOR of any of its obligations hereunder except to the extent that the INDEMNITOR is prejudiced by such failure. The INDEMNITEE shall permit the INDEMNITOR at its discretion to settle any such action, claim or other matter, and the INDEMNITEE agrees to the complete control of such defense or settlement by the INDEMNITOR. Notwithstanding the foregoing, the INDEMNITOR shall not enter into any settlement that would adversely affect the INDEMNITEE's rights hereunder, or impose any obligations on the INDEMNITEE in addition to those set forth herein in order for it to exercise such rights, without INDEMNITEE's prior written consent, which shall not be unreasonably withheld or delayed. No such action, claim or other matter shall be settled without the prior written consent of the INDEMNITOR, which shall not be unreasonably withheld or delayed. The INDEMNITOR shall not be responsible for any attorneys' fees or other costs incurred other than as provided herein. The INDEMNITEE shall cooperate fully with the INDEMNITOR and its legal representatives in the investigation and defense of any action, claim or other matter covered by the indemnification obligations of this Article 10. The INDEMNITEE shall have the right, but not the obligation, to be represented in such defense by counsel of its own selection and at its own expense.



11.      LIMITATIONS ON LIABILITY

11.1.    Except with respect to each Party's indemnification obligations under
         Article 10, in no event shall either Party be liable to the other Party for any consequential, incidental, special or indirect damages arising in connection with this Agreement.

11.2.    Except with respect to BI Austria's indemnification obligations under
         Article 10, BI Austria 's total liability under this Agreement shall not to exceed the total amounts paid to BI Austria by InterMune under this Agreement.



12.      CONFIDENTIALITY




         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     35 of 66

12.1. Each Party shall treat confidentially all CONFIDENTIAL INFORMATION of the other Party, and shall not use or disclose such CONFIDENTIAL INFORMATION other than it is expressly permitted under this Agreement. Each Party will take steps to protect the other Party's CONFIDENTIAL INFORMATION that are at least as stringent as the steps such Party uses to protect its own CONFIDENTIAL INFORMATION, but in no event shall be less than reasonable. Each Party may disclose the other Party's CONFIDENTIAL INFORMATION to employees, contractors and agents who are bound by written obligations of confidentiality and non-use consistent with those set forth in this Agreement.

12.2. Each Party may disclose Confidential Information of the other Party hereunder to the extent that such disclosure is reasonably necessary for prosecuting or defending litigation, complying with applicable government regulations, conducting preclinical or clinical trials or obtaining marketing approval for the PRODUCT, provided that if a Party is required by law or regulation to make any such disclosure of the other Party's CONFIDENTIAL INFORMATION it will, except where impracticable for necessary disclosures, for example in the event of medical emergency, give reasonable advance notice to the other Party of such disclosure requirement and will use its best efforts assist such other Party to secure a protective order or confidential treatment of such CONFIDENTIAL INFORMATION required to be disclosed.

12.3. Neither Party shall disclose CONFIDENTIAL INFORMATION of the other Party in any patent filings without the prior written consent of such other Party.

12.4. The Parties agree that, except as may otherwise be required by applicable laws, regulations, rules, or orders, including without limitation the rules and regulations promulgated by the US Securities and Exchange Commission, and except as may be authorized in Section 12.2, no material information concerning this Agreement and the transactions contemplated herein shall be made public by either Party without the prior written consent of the other. The Parties agree that the public announcement of the execution of this Agreement shall be by one or more press releases mutually agreed to by the Parties. A failure of a Party to return a draft of a press release with its proposed amendments or modifications to such press release to the other Party within five (5) business days of such Party's receipt of such press release shall be deemed as such Party's approval of such press release as received by such Party. Each Party agrees that it shall cooperate fully and in a timely manner with the other with respect to all disclosures to the Securities and Exchange Commission and any other governmental and regulatory agencies,



         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     36 of 66
         including requests for confidential treatment of CONFIDENTIAL INFORMATION of either Party included in any such disclosure.

12.5. This confidentiality obligations of this Article 12 shall survive the termination or expiration of this Agreement for a period of five (5) years.



13.      DURATION AND TERMINATION

13.1.    DURATION

         This Agreement shall be effective as of the Effective Date and shall continue in force until December 31, 2006. This Agreement shall automatically renew for successive four (4) year periods, provided, however, that either Party may elect not to renew this Agreement by providing the other Party written notice of such election at least eighteen (18) months prior to the date of expiration of the then-current term.

13.2.    EARLY TERMINATION

         13.2.1. In the event that a Party materially breaches its obligations under this Agreement (including without limitation a MATERIAL SUPPLY BREACH), the non-breaching Party may terminate this Agreement upon thirty (30) days prior written notice to the breaching Party, unless the breaching Party cures such breach to the non-breaching Party's reasonable satisfaction during such thirty day period. Notwithstanding the preceding sentence, in the event that a Party materially breaches its obligations under this Agreement more than two (2) times in any consecutive twenty-four (24) month period, the non-breaching Party may terminate this Agreement immediately without providing the breaching Party an opportunity to cure such breach, by giving the breaching Party written notice thereof.

         13.2.2. Each Party may terminate this Agreement by notice in writing to the other Party, for cause, if such other Party is adjudicated to be insolvent or files a petition in bankruptcy.

         13.2.3. InterMune may immediately terminate this Agreement by notice in writing if InterMune should be prevented by the HEALTH AUTHORITIES from using PRODUCT in clinical



         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     37 of 66
                  trials or from distributing PRODUCT on the market. In such event, InterMune shall be liable to BI Austria for the reasonable, non-cancelable costs which BI Austria has already incurred in fulfilling any firm order from InterMune (e.g. costs in connection with manufacture of intermediate products like inactivated cell paste, BBS and PRODUCT) that are not otherwise recoverable by BI Austria through the manufacture of INTERFERON GAMMA 1b for its own use; provided that InterMune shall have no liability to BI Austria under this Section
                  13.2.3 in the event that such HEALTH AUTHORITY action is solely due to any breach of BI Austria's warranties under this Agreement or any negligence or willful misconduct by BI Austria or BI Pharma KG.

         13.2.4. Either Party may terminate this Agreement upon twelve (12) months written notice in the event that the other Party assigns this Agreement pursuant to Section 14.3.

         13.2.5. All payments in connection with early termination shall be due within thirty (30) days after receipt by BI Austria of the notice of early termination from InterMune and receipt by InterMune of the respective invoice from BI Austria.

13.3.    EFFECT OF TERMINATION

         13.3.1. In the event of any termination of this Agreement (other than for BI Austria's material breach):

                  13.3.1.1. InterMune agrees to purchase, and BI Austria agrees to sell, any PRODUCT manufactured by BI Austria and held by BI Austria against the requirements of a binding purchase order on the effective date of termination at the applicable purchase price, subject to InterMune's acceptance of such PRODUCT pursuant to
                           Section 3.5.

                  13.3.1.2. At the request of InterMune, BI Austria shall
                           fulfill any outstanding binding purchase orders for PRODUCT using, at BI Austria's option, materials on hand or on order by BI Austria for such purchase order, in accordance with the terms of this Agreement. In such event, such PRODUCT shall be purchased by InterMune at the applicable purchase price, subject to InterMune's acceptance of such PRODUCT pursuant to Section 3.5. Alternatively, InterMune agrees to purchase any raw materials and components which have been ordered by BI



         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     38 of 66

                           Austria pursuant to a non-cancelable purchase order and unutilized for such purchase order, at cost only if they can not be used by BI Austria otherwise.

         13.3.2. In the event of any termination or expiration of this Agreement, at the request of InterMune, BI Austria shall either (i) destroy all material, including but not limited to samples and all documentation received from InterMune under this Agreement, or (ii) deliver the same to InterMune or a party nominated by InterMune, at InterMune's cost (except in the case of termination by InterMune for BI Austria's material breach, in which case such destruction or delivery shall be at BI Austria's expense).

         13.3.3. BI Austria shall promptly return all of InterMune's CONFIDENTIAL INFORMATION to InterMune, except for a single copy and/or sample of each item for documentation purposes only. BI Austria's responsibility to keep and store all other materials provided by InterMune in the course of this Agreement shall terminate six (6) months after expiration or termination of this Agreement (except as otherwise provided in Section 5.2).

         13.3.4. InterMune shall promptly return all of BI Austria's CONFIDENTIAL INFORMATION to BI Austria, except for a single copy and/or sample for documentation purposes only.

         13.3.5.  The following provisions shall survive termination of this
                  Agreement: Sections 3.8.1, 5.2.3, 7.1, 7.2, 7.3, 7.4, 7.5, 8,
                  10, 11, 12, 13.2.3, 13.2.5, 13.3 and 14. Termination of this
                  Agreement shall not relieve either Party of any liability which accrued hereunder prior to the effective date of such termination, nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement, nor prejudice either Party's right to obtain performance of any obligation.



14.      MISCELLANEOUS

14.1.    PERFORMANCE BY AFFILIATES



`
         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     39 of 66

         The Parties recognize that each Party may perform some or all of its obligations under this Agreement through one or more of its AFFILIATES, provided, however, that each Party shall remain responsible for such performance by its AFFILIATES and shall cause its AFFILIATES to comply with the provisions of this Agreement in connection with such performance. Each Party hereby expressly waives any requirement that the other Party exhaust any right, power or remedy, or proceed against an AFFILIATE, for any obligation or performance hereunder prior to proceeding directly against such Party.

14.2.    FORCE MAJEURE

         Neither Party shall be liable for any failure or delay in performance or non-performance caused by circumstances beyond the reasonable control of such Party, including but not limited to acts of God, explosion, fire, flood, labor strike or labor disturbances, sabotage, order or decree of any court or action of any governmental authority (except where such order, decree or action is a direct result of BI Austria's breach of its obligations hereunder), or other causes, whether similar or dissimilar to those specified which cannot reasonably be controlled by the Party who failed to perform (each such event, a "FORCE MAJEURE EVENT"). A Party affected by a FORCE MAJEURE EVENT shall give notice of such to the other Party as soon as is reasonably possible, and shall resume performance hereunder as soon as is reasonably possible. Each Party shall have the right to terminate this Agreement in the event that a FORCE MAJEURE EVENT continues for more than thirty (30) business days upon written notice thereof.

14.3.    ASSIGNMENT

         14.3.1. Except as expressly provided for herein neither this Agreement nor any rights or obligations hereunder may be assigned by either Party except to an AFFILIATE of either one of the Parties without the prior written consent of the other Party which shall not be unreasonably withheld or delayed. Any subsequent assignee or transferee shall be bound by the terms of this Agreement. Any assignment of this Agreement that is not in conformance with this Section 14.3 shall be null, void and of no legal effect.

         14.3.2. Notwithstanding the foregoing, InterMune shall have the right to assign this Agreement in case of a merger, acquisition or sale of substantially all of its assets that relate to this Agreement after due written notification of BI Austria.




         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     40 of 66

         14.3.3. In the event that either Party assigns this Agreement as permitted under this Section, the other Party shall have the right to terminate this Agreement upon twelve (12) months written notice.

14.4.    NOTICES

         Any notice required or permitted to be given hereunder by either Party shall be in writing and shall be (i) delivered personally, (ii) sent by registered mail, return receipt requested, postage prepaid or (iii) delivered by facsimile and confirmed by certified or registered mail to the addresses or facsimile numbers set forth below:

                  If to InterMune:         InterMune Pharmaceuticals, Inc.
                                           3400 West Bayshore Road
                                           Palo Alto, CA 94303 USA
                                           Facsimile: +1 - 650 - 858 - 2937
                                           Attention: Peter Van Vlasselaer


                  If to BI Austria:        Boehringer Ingelheim Austria GmbH
                                           Dr. Boehringer-Gasse 5 - 11
                                           A-1121 Vienna, Republic of Austria
                                           Facsimile: +43 - 1 - 801 05 - 2440
                                           Attention: Monika Henninger
                                           Business Support Biotech

                  with a copy to:          Boehringer Ingelheim GmbH
                                           Binger Strasse 173
                                           D-55 216 Ingelheim am Rhein
                                           Facsimile: +49 - 61 32 77 - 98 287
                                           Attention: Rolf G. Werner
                                           Head of Industrial Biopharmaceuticals




         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     41 of 66

14.5.    DISPUTE RESOLUTION; GOVERNING LAW

         14.5.1. In the event of any controversy or claim arising out of, relating to or in connection with any provision of this Agreement, or the rights or obligations of the Parties hereunder, the Parties first shall try to settle their differences amicably between themselves by referring the disputed matter to the Chief Executive Officer of InterMune and the Chief Executive Officer of BI Austria for discussion and resolution. Either Party may initiate such informal dispute resolution by sending written notice of the dispute to the other Party, and within ten (10) days of such notice the Chief Executive Officer of InterMune and the Chief Executive Officer of BI Austria shall meet for attempted resolution by good faith negotiations. If such personnel are unable to resolve such dispute within thirty (30) days of initiating such negotiations, each Party may thereafter pursue any and all rights and remedies it may have at law or equity. If mutually agreeable, the Parties may explore alternative forms of dispute resolution, such as mediation.

         14.5.2. This Agreement shall be governed by and construed in accordance with the laws of the place of domicile of the defendant party.

         14.5.3. The Parties expressly exclude the application of the United Nations Convention on Contracts for the International Sale of Goods to this Agreement.

14.6.    INDEPENDENT CONTRACTOR

         Each of the Parties hereto is an independent contractor and nothing herein contained shall be deemed to constitute the relationship of partners, joint venture, nor of principal and agent between the Parties hereto. Neither Party shall have the authority to bind the other Party.

14.7.    WAIVER

         Any delay in enforcing a Party's rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of such Party's rights to the future enforcement of its rights under this Agreement, excepting only as to an express written and signed waiver as to a particular matter for a particular period of time.



         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     42 of 66

14.8.    SEVERABILITY

         If any of the provisions of this Agreement or parts thereof should be or become invalid, the remaining provisions will not be affected. The Parties shall undertake to replace the invalid provision or parts thereof by a new provision which will approximate as closely as possible the intent of the Parties.

14.9.    ENTIRE AGREEMENT

         This Agreement and the Exhibits set forth the entire agreement between the Parties, and supersede all previous agreements, negotiation and understanding, written or oral, regarding the subject matter hereof. This Agreement may be modified or amended only by an instrument in writing duly executed on behalf of the Parties.

14.10.   HEADINGS

         The section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

14.11.   AMBIGUITIES

         Ambiguities, if any, in this Agreement shall not be strictly construed against either Party, regardless of which Party is deemed to have drafted the provision at issue.

14.12.   COUNTERPARTS

         The Agreement may be executed in two or more counterparts, each of which shall be an original and all of which shall constitute the same document.

14.13.   ENGLISH LANGUAGE

         The English language will govern any interpretation of or dispute in connection with this Agreement.



         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     43 of 66

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.



Vienna, Austria                                     Palo Alto, California

BOEHRINGER INGELHEIM                                INTERMUNE. PHARMACEUTICALS, INC

AUSTRIA GMBH



BY:      /s/ Irmfried Aringer                        BY:      /s/ W. Scott Harkonen
         -----------------------------------                  -----------------------------------
NAME:    Mag. DI Irmfried Aringer                    NAME:    Scott Harkonen, Ph.D.

TITLE:   Head of Production and Engineering          TITLE:   Chief Executive Officer

DATE:    27 January 2000                             DATE:             February 3, 2000





BY:      /s/ Rolf G. Werner                          BY:      /s/ Peter Van Vlasselaer
         -----------------------------------                  -----------------------------------

NAME:    Prof. Dr. Rolf G. Werner                    NAME:    Peter Van Vlasselaer, Ph.D.

TITLE:   Head of Industrial Biopharmaceuticals                TITLE:   Sen. Vice President Techn. Operations

DATE:    27 January 2000                             DATE:             February 3, 2000




         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     44 of 66

                                TABLE OF EXHIBITS

        TO THE DATA TRANSFER, CLINICAL TRIAL AND MARKET SUPPLY AGREEMENT



Exhibit 1         BI Territory

Exhibit 2         BBS SPECIFICATION

Exhibit 3         COA

Exhibit 4         COC

Exhibit 5         DNA sequence of INTERFERON GAMMA 1 b

Exhibit 6         MANUFACTURING PROCESS

Exhibit 7         PRODUCT

Exhibit 8         PROJECT MANAGER and PROJECT TEAM

Exhibit 9         PRODUCT SPECIFICATION

Exhibit 10        QUALITY ASSURANCE REQUIREMENTS

Exhibit 11        SERVICES

Exhibit 12        Timeline

Exhibit 13        STEERING COMMITTEE

Exhibit 14        Documentation to be supplied from Genentech

Exhibit 15        Protocol comparing BBS and PRODUCT

Exhibit 16        Forecast model

Exhibit 17        Prices for PRODUCT and placebo

Exhibit 18        Payment Schedule





         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     45 of 66

EXHIBIT 1

TO THE DATA TRANSFER, CLINICAL TRIAL AND MARKET SUPPLY AGREEMENT DATED 27 JAN
2000

Between InterMune and BI Austria


BI TERRITORY:


World-wide except USA, Canada, Japan














         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     46 of 66

EXHIBIT 2

TO THE DATA TRANSFER, CLINICAL TRIAL AND MARKET SUPPLY AGREEMENT DATED 27 JAN
2000

Between InterMune and BI Austria

BBS SPECIFICATIONS:

[ * ]

Note:  Differences between the specifications are marked in blue




         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     47 of 66

EXHIBIT 3

TO THE DATA TRANSFER, CLINICAL TRIAL AND MARKET SUPPLY AGREEMENT DATED 27 JAN
2000

Between InterMune and BI Austria



CERTIFICATE OF ANALYSIS (COA):


Each COA shall certify with respect to each shipment and lot (identified by batch or lot number) that the BBS and/or PRODUCT was manufactured in accordance with the Specifications and the Master Batch Record and in conformance with cGMPs.


Attached is a specimen.






         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     48 of 66

BOEHRINGER
INGELHEIM
Boehringer Ingelheim Austria GmbH

[ * ]




         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     49 of 66

EXHIBIT 4

TO THE DATA TRANSFER, CLINICAL TRIAL AND MARKET SUPPLY AGREEMENT DATED 27 JAN
2000

Between InterMune and BI Austria


CERTIFICATE OF COMPLIANCE (COC):
                                                                   Claudia Gogg
                                                                             PT
                                                                            PTS
Company
Attention to:

Address                                             Date 2000
Address


                                                           Boehringer Ingelheim
                                                                   Austria GmbH

                                                      Dr. Boehringer-Gasse 5-11
                                                                  A-1121 Vienna
                                                     Phone  ++ 43-1-80 105-5130
                                                     Telefax ++43-1-80 105-2487
                                                          E-Mail  claudia.gogg@
                                                   Vie.boehringer-Ingelheim.com
Compliance Certificate Product Name


Boehringer Ingelheim Austria (BIA) has manufactured

         Product Name

         Lot No.: B XXXXXX


In a GMP facility and in accordance with BIA Standard Operating Procedures. Appropriate cGMP Guidelines were followed and no outstanding non-conformances or deviations remain un-resolved.




H. Syrowatka                        K. Wagner                 C. Gogg
Quality Control                     Production                Quality Assurance

BOEHRINGER INGELHEIM





         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     50 of 66

AUSTRIA GmbH







         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     51 of 66

EXHIBIT 5

TO THE DATA TRANSFER, CLINICAL TRIAL AND MARKET SUPPLY AGREEMENT DATED 27 JAN
2000

Between InterMune and BI Austria


DNA SEQUENCE OF INTERFERON GAMMA 1b

[ * ]


         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     52 of 66

EXHIBIT 6

TO THE DATA TRANSFER, CLINICAL TRIAL AND MARKET SUPPLY AGREEMENT DATED 27 JAN
2000

Between InterMune and BI Austria


MANUFACTURING PROCESS

[ * ]

[ * ]

[ * ]

[ * ]

[ * ]

[ * ]

[ * ]


         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     53 of 66

EXHIBIT 7

TO THE DATA TRANSFER, CLINICAL TRIAL AND MARKET SUPPLY AGREEMENT DATED 27 JAN
2000

Between InterMune and BI Austria


PRODUCT:

[ * ]

LABELING AND PACKAGING:

-  for CLINICAL TRIAL SUPPLY:       [ * ]
                                    [ * ]

-  for MARKET SUPPLY:               [ * ]
                                    [ * ]


         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     54 of 66

EXHIBIT 8

TO THE DATA TRANSFER, CLINICAL TRIAL AND MARKET SUPPLY AGREEMENT DATED 27 JAN
2000

Between InterMune and BI Austria


PROJECT MANAGER AND PROJECT TEAM:

BI AUSTRIA AND BI PHARMA KG

Project Manager:  Dr. Monika Henninger, Business Support Biotech

Project Team:     Anton Vollbauer, Fermentation

                  Piotr Krauze, Purification

                  Dr. Herbert Syrowatka, QC

                  Claudia Gogg, QA

                  Dr. Volker-Ingo Glaesel, Head of Lyophilisation


INTERMUNE

Project Manager:  Peter Van Vlasselaer, Ph.D., Senior VP Technical Operations

Project Team:     Staci Ellis, Regulatory

                  (position to be filled), QA/QC

                  (position to be filled, Jim Cahill), Manufacturing

                  (position to be filled), Administrative help



         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     55 of 66

EXHIBIT 9

TO THE DATA TRANSFER, CLINICAL TRIAL AND MARKET SUPPLY AGREEMENT DATED 27 JAN
2000

Between InterMune and BI Austria


PRODUCT SPECIFICATIONS:

[ * ]


EXHIBIT 9 CONTINUING

[ * ]

Note:  Differences between the specifications are marked in blue


         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     56 of 66

EXHIBIT 10

TO THE DATA TRANSFER, CLINICAL TRIAL AND MARKET SUPPLY AGREEMENT DATED 27 JAN
2000

Between InterMune and BI Austria


INTERMUNE'S QUALITY ASSURANCE REQUIREMENTS FOR ACTIMMUNE:

-        FOR THE FIRST THREE CONFORMANCE LOTS:

1. Client copy of manufacturing batch production record
2. Client copy of filling batch production record
3. Client copy of packaging batch production record
4. Client copies of all deviations and their investigations
5. Client copy of certificate of analysis (COA) with the pre-set product specifications and the lot test results
6. Client copy of analytical test data (one batch only)
7. Certificate of Compliance (COC)



-        AFTER THE FIRST THREE CONFORMANCE LOTS:

All documents listed above (point 1 - 7) are available for InterMune's inspection upon prior notice or during audits of both BI production sites. The procedure for manufacturer qualification and the scope of batch related documentation to be finally submitted to InterMune will be discussed and defined between the Parties during the course of this Agreement.




         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     57 of 66

EXHIBIT 11

TO THE DATA TRANSFER, CLINICAL TRIAL AND MARKET SUPPLY AGREEMENT DATED 27 JAN
2000

Between InterMune and BI Austria


SERVICE FOR US REGISTRATION OF rIFN-GAMMA:


1.       CARRIED OUT BY BI AUSTRIA


[ * ]


EXHIBIT 11 continuing

2.       CARRIED OUT BY BI PHARMA KG


[ * ]



         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     58 of 66

EXHIBIT 12

TO THE DATA TRANSFER, CLINICAL TRIAL AND MARKET SUPPLY AGREEMENT DATED 27 JAN
2000

Between InterMune and BI Austria


TIMELINE / PROJECT PLAN:


See attachment


[ * ]

[ * ]

[ * ]

[ * ]

[ * ]

[ * ]

[ * ]

[ * ]

[ * ]





         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     59 of 66

EXHIBIT 13

TO THE DATA TRANSFER, CLINICAL TRIAL AND MARKET SUPPLY AGREEMENT DATED 27 JAN
2000

Between InterMune and BI Austria


STEERING COMMITTEE
BI Austria:   Prof. Rolf Werner            (Head Industrial Biopharmaceuticals,
                                            BI Headquarters)
              Dr. Kurt Konopitzky          (Head of Production and Engineering)
              DI. Karl Wagner              (Head of Biotech Production)


              Dr. Monika Henninger         (Project Manager / Reporter)



InterMune:    Dr. Scott Harkonen           (President and CEO)
              (position to be filled)
              (position to be filled)


              Dr. Peter Van Vlasselaer     (Project Manager / Reporter)


         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     60 of 66

EXHIBIT 14

TO THE DATA TRANSFER, CLINICAL TRIAL AND MARKET SUPPLY AGREEMENT DATED 27 JAN
2000

Between InterMune and BI Austria


DOCUMENTATION, MATERIAL AND DATA:


A.       DOCUMENTATION  AND DATA SUPPLIED BY GENENTECH

[ * ]

Exhibit 14 continuing

[ * ]


         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     61 of 66

EXHIBIT 15

TO THE DATA TRANSFER, CLINICAL TRIAL AND MARKET SUPPLY AGREEMENT DATED 27 JAN
2000

Between InterMune and BI Austria


PROTOCOL COMPARING BBS AND PRODUCT


Scope

This protocol is established to show equivalence of rIFN-gamma bulk biological substance (BBS) and finished product produced by Genentech and the rIFN-gamma BBS produced by Boehringer Ingelheim Austria, Vienna, and finished product filled by Boehringer Ingelheim Pharma KG, Germany, Biberach.



Background and History

[ * ]

Production process and quality control

[ * ]

Stability

[ * ]

Structure of the protocol and testing scope

1.       COMPARISON OF BBS PRODUCED AT GENENTECH AND BIA

[ * ]

2. COMPARISON OF FINISHED PRODUCT PRODUCED AT GENENTECH AND BI PHARMA KG

[ * ]

3.       COMPARISON OF REFERENCE MATERIAL

[ * ]

REMARK:
This protocol will be up-dated in order to include the FDA recommendation given in the meeting, Washington 7 Dec 99.




         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     62 of 66

EXHIBIT 16

TO THE DATA TRANSFER, CLINICAL TRIAL AND MARKET SUPPLY AGREEMENT DATED 27 JAN
2000

Between InterMune and BI Austria

FORECAST MODEL;  FIRM ORDERS AND FORECAST REGULATION

[ * ]


         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     63 of 66

EXHIBIT 17

TO THE DATA TRANSFER, CLINICAL TRIAL AND MARKET SUPPLY AGREEMENT DATED 27 JAN
2000

Between InterMune and BI Austria


Prices for PRODUCT and placebo


A)       Price of PRODUCT

[ * ]


B)       Price for placebo

[ * ]


         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     64 of 66

EXHIBIT 18

TO THE DATA TRANSFER, CLINICAL TRIAL AND MARKET SUPPLY AGREEMENT DATED 27 JAN
2000

Between InterMune and BI Austria

PAYMENT SCHEDULE:


[ * ]




         [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                     65 of 66